Execution Copy



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


      THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of October 30, 1996 (this "Amendment") is by and among MASCOTECH, INC., a Delaware corporation, the Banks, NBD BANK, a Michigan banking corporation, as Agent for the Banks, and COMERICA BANK, a Michigan banking corporation, THE BANK OF NEW YORK, a New York banking corporation, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking association, and NATIONSBANK OF NORTH CAROLINA, N.A., a national banking association, as Co-Agents.


                                    RECITALS


      A. The Company, the Banks, the Agent and the Co-Agents are parties to a Credit Agreement dated as of September 2, 1993, as amended by a First Amendment to Credit Agreement dated as of June 29, 1994, a Second Amendment to Credit Agreement dated as of December 21, 1994 and a Third Amendment to Credit Agreement dated as of September 28, 1995. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed thereto in such Agreement.

      B. The Company, the Banks, the Agent and the Co-Agents are willing to amend the Agreement as set forth herein.


                                      TERMS


      In consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:

ARTICLE I.  AMENDMENTS.  Upon fulfillment of the conditions set forth in
Article III hereof, the Agreement shall be amended as follows:

            1.1 The definition of "Available Masco Corporation Funding Commitment" contained in Section 1.1 is amended by adding the following to the end thereof: "provided that such "Commitment" relates only to the purchase by Masco Corporation of equity securities of the Company or of Subordinated Debt of the Company."


            1.2   The definition of "Current Liabilities" contained in
      Section 1.1 is












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      amended by adding the following to the end thereof:  "and shall not include up to $151,375,000 of Debt of the Company to Masco Corporation incurred in connection with the Company redeeming shares of its outstanding common stock from Masco Corporation after October 15, 1996 but prior to December 31, 1996."

            Section 7.5 is hereby restated in its entirety as follows:

            Total Leverage Ratio. The Company will not permit or suffer the Total Leverage Ratio to be greater than (a) 1.75 to 1.0 as of the last day of any fiscal quarter of the Company occurring during the period from January 1, 1994 through December 30, 1994, (b) 1.75 to 1.0 as of the last day of any fiscal quarter of the Company during the period from December 31, 1994 through March 31, 1995, (c)
      1.65 to 1.0 as of the last day of any fiscal quarter of the Company occurring during the period from April 1, 1995 through December 30, 1995, (d) 1.40 to 1.0 as of December 31, 1995, (e) 1.65 to 1.0 as of
      the last day of any fiscal quarter of the Company occurring during the period from January 1, 1996 through September 30, 1996, (f) 2.95 to 1.0 as of the last day of any fiscal quarter of the Company occurring during the period from October 1, 1996 through June 30, 1997, (g) 1.5 to 1.0 as of the last day of any fiscal quarter of the Company occurring during the period from July 1, 1997 through December 30, 1997, (h) 1.0 to 1.0 as of December 31, 1997, (i) 1.25
      to 1.0 as of the last day of any fiscal quarter of the Company occurring during the period from January 1, 1998 through December 30, 1998, (j) 1.0 to 1.0 as of December 31, 1998, and (k) 1.25 to
      1.0 as of the last day of any fiscal quarter of the Company thereafter.

            1.4 The definition of "Applicable Margin" contained in Section 1.1 is amended by adding the following to the end thereof: "Notwithstanding anything in this definition of Applicable Margin to the contrary, during the period commencing on the date the Fourth Amendment to Credit Agreement dated October 30,1996 among the Company, the Banks, the Co-Agents and the Agent is effective until February 28, 1997, the Applicable Margin shall be the greater of: (a) 0.75% and (b) the percentage otherwise determined pursuant to this definition of Applicable Margin."


ARTICLE II.  REPRESENTATIONS.  The Company represents and warrants that:

      2.1 The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and do not and will not violate the provisions of any applicable law or regulation or of the certificate of incorporation or bylaws of the Company or any Subsidiary or any order of any court, regulatory body or arbitral tribunal and do not and will not result in the breach of, or constitute a default or require any consent under, or create any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any indenture or other agreement or instrument to which the Company or any

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Subsidiary is a party or by which the Company or any Subsidiary or its property may be bound or affected. The execution, delivery and performance of this Amendment do not require, for the validity thereof, nor does the enforceability of this Amendment require, any filing with, or consent, authorization or approval of, any state or federal agency or regulatory authority, other than filings, consents or approvals which have been made or obtained.

      2.2 This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

      2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article VI of the Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

      2.4   As of the date hereof, there is no Default.


ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective until the following shall have been delivered to the Agent:

      3.1 This Amendment duly executed on behalf of the Company and the Required Banks.

      3.2 A copy of the resolutions adopted by the Board of Directors of the Company, certified by an officer of the Company as being true and correct and in full force and effect without amendment as of the date hereof, authorizing the Company to enter into this Amendment.

      3.3 An opinion of counsel for the Company in the form of Schedule 3.3 hereto.

      3.4 The Company shall have redeemed at least 17,000,000 shares of its outstanding common stock during the period commencing after the date hereof and ending December 31, 1996. This Section 3.4 shall be deemed satisfied simultaneously with the redemption of such shares.

ARTICLE IV.  MISCELLANEOUS.

      4.1 The Company shall pay to the Agent, for the benefit of each Consenting Bank, on or within two Business Days after the date of this Amendment, an amendment fee in the amount of 5 basis points of the Commitment of such Consenting Bank. As used herein, a "Consenting Bank" shall be a Bank which executes this Amendment on or before October 30, 1996.

      4.2 References in the Agreement or in any note, certificate, instrument or other document to the Agreement shall be deemed to be references to the Agreement as amended from time to time.

      4.3 The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

      4.4 The Company agrees that the Agreement and other documents and agreements executed by the Company in connection with the Agreement in favor of the Agent, the Co-Agents and/or the Banks are ratified and confirmed and shall remain in full force and effect, except as expressly amended hereby.

      4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective.

      4.6 This Amendment is a contract made under, and shall be governed by and construed in accordance with, the law of the State of Michigan applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.


NBD BANK                                  MASCOTECH, INC.


By:/s/ Richard H. Huttenlocher            By:/s/Timothy Wadhams
   Richard H. Huttenlocher                   Timothy Wadhams
   Its:  First Vice President                Its: Vice President,
                                                  Controller and Treasurer



THE BANK OF NEW YORK                      COMERICA BANK


By: /s/                                   By:/s/

  Its: Assistant Vice President             Its: Vice President


                                          NationsBank, N.A.
MORGAN GUARANTY TRUST               (F/K/A NATIONSBANK OF NORTH
COMPANY OF NEW YORK                        CAROLINA, N.A.)


By:/s/                                    By:/s/Wallace Harris Jr.

  Its: Vice President                       Its: Vice President



BANK OF AMERICA ILLINOIS


By:/s/

  Its: Vice President

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PNC BANK, NATIONAL ASSOCIATION            BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION


By: /s/                                   By: /s/

 Its: Assistant Vice President            Its: Vice President


MICHIGAN NATIONAL BANK                    ROYAL BANK OF CANADA


By:/s/Joseph M. Redouty                   By:/s/Patrick K. Shields

 Its:Commercial Relationship Manager      Its: Manager, Corporate Banking


NATIONAL CITY BANK                        THE FUJI BANK, LTD.


By: /s/                                   By:/s/Peter L. Chinnici

 Its: Vice President                      Its: Joint General Manager

                                          KEYBANK NATIONAL ASSOCIATION fka
FIRST BANK NATIONAL                       SOCIETY NATIONAL BANK
 ASSOCIATION


By:/s/                                    By:/s/ Thomas A. Crandell

 Its: Vice President                      Its: Assistant Vice President


CIBC INC.                                 WACHOVIA BANK OF GEORGIA, N.A.


By: /s/                                   By: /s/

 Its: Authorized Signatory                Its: Vice President

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CORESTATES PHILADELPHIA             FLEET NATIONAL BANK,  f/k/a
  NATIONAL BANK                      SHAWMUT BANK CONNECTICUT, N.A.


By: /s/                             By: /s/

  Its: Vice President               Its: Vice President


THE FIRST NATIONAL BANK             SANWA BANK, LIMITED,
  OF BOSTON                          CHICAGO BRANCH


By: /s/Elizabeth W. Clarke          By:/s/Kenneth C. Fichwald

  Its: Vice President               Its: First Vice President and
                                         Assistant General Manager



































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